                                                                  EXHIBIT 10.25

                 AMENDMENT NO. 2 TO EMPLOYEE MATTERS AGREEMENT

   AMENDMENT NO. 2 TO EMPLOYEE MATTERS AGREEMENT (this "Amendment"), dated as of November 20, 2002, by and between Plains Resources Inc., a Delaware corporation ("Plains"), and Plains Exploration & Production Company, a Delaware corporation (fka Plains Exploration & Production Company, L.P., a California limited partnership) ("Plains Exploration"). Undefined capitalized terms are defined in the Agreement (as defined below).

   WHEREAS, Plains and Plains Exploration & Production Company, L.P., a California limited partnership, entered into the Employee Matters Agreement, dated as of July 3, 2002, which was amended by the Amendment No. 1 to Employee Matters Agreement, dated as of September 18, 2002 (the "Agreement");

   WHEREAS, on September 18, 2002, Plains Exploration & Production Company, L.P., a California limited partnership, converted into Plains Exploration;

   WHEREAS, Plains and Plains Exploration desire to enter into this Amendment to reflect that the IPO will not occur before the Distribution;

   NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the Parties hereby agree as follows:

      1. The definition of "Spinco Stock Value" shall be amended by deleting it in its entirety and replacing it with the following:

          "Spinco Stock Value" means the closing price (on a "when issued" basis) of a share of Spinco common stock on the Distribution Date as reported on the NYSE."

      2. Section 2.02 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Section 2.02 Transfer of Stocker Plans. On or before the Distribution Date, Plains shall transfer all Stocker Plans with their associated assets and liabilities to a member of the Spinco Group."

      3. Sections 2.03(a)(ii) and 2.03(b)(ii) of the Agreement are hereby amended by deleting the references therein to "IPO Closing Date" and replacing them with "Distribution Date."

      4. Section 2.04(c) of the Agreement is hereby amended by (a) deleting the reference therein to "IPO" and replacing it with "Distribution" and (b) deleting the reference therein to "IPO Closing Date" and replacing it with "Distribution Date."

      5. Section 9.17 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Section 9.17 Termination. This Agreement may be terminated at any time before the Distribution Date by mutual consent of Plains and Spinco. In the event of termination pursuant to this Section, no party shall have any liability of any kind under this Agreement to the other party."

      6. Effect on the Agreement. Except as specifically amended or waived by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The term "Agreement" used in the Agreement shall mean the Agreement as amended hereby.

      7. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

      8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.

   IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first written above.

                                       PLAINS RESOURCES INC.

                                       By:    /S/ TIMOTHY T. STEPHENS
                                           -------------------------------------
                                           Name:  Timothy T. Stephens
                                           Title: Executive Vice President
                                                  and General Counsel

                                       PLAINS EXPLORATION & PRODUCTION
                                       COMPANY

                                       By:    /S/ TIMOTHY T. STEPHENS
                                           -------------------------------------
                                           Name:  Timothy T. Stephens
                                           Title: Executive Vice President--
                                                  Administration, Secretary
                                                  and General Counsel

                                      2